                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 16, 1997
                                                          -------------------

                    DEVELOPERS DIVERSIFIED REALTY CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Ohio                       1-11690                    34-1723097
--------------------------------------------------------------------------------
(State or other Jurisdiction      (Commission                 (IRS Employer
    or incorporation)              File Number)          Identification Number)


               34555 Chagrin Boulevard, Moreland Hills, Ohio 44022
--------------------------------------------------------------------------------


        Registrant's telephone number, including area code (216) 247-4700
                                                           ----------------

                                       N/A
--------------------------------------------------------------------------------
          (Former name of former address, if changed since last report)

Item 5.  Other Events
---------------------

During the period January 1, 1997 to June 16, 1997, through individual transactions, the Company completed the acquisition of, or investment in, four shopping centers, none of which individually constitutes a "significant subsidiary". The shopping centers total 1,390,837 square feet of retail space, all of which is Company-owned gross leasable area. The Company's net investment in the four shopping centers aggregated $106.6 million. The Company's net
investment was funded through proceeds made   available through revolving
credit facilities and cash. Information regarding the four acquired shopping centers is attached as SCHEDULE A. This Form 8-K is being filed to update the pro forma financial information reported in the May 31, 1996 Form 8-K, through the year ended December 31, 1996. In addition, the pro forma financial information reflects the Company's financing and acquisition activities during the period January 1, 1997 to June 16, 1997. Such financing transactions include the issuance of 3,350,000 Common Shares and $75 million of 7.125% Pass-through Asset Trust Securities. The proceeds from these offerings were primarily used to repay borrowings outstanding under the Company's revolving credit facilities.

The acquisition of, or investment in, each shopping center was pursuant to individual agreements for the sale and purchase of each property between each selling entity and the Company. The factors considered by the Company in determining the price to be paid for the properties included their historical and/or expected cash flow, nature of the tenants and terms of leases in place, occupancy rates, opportunities for alternative and/or new tenancies, current operating costs and taxes on the properties and anticipated changes therein under Company ownership, the outlots and expansion areas available, the physical condition and locations of the properties, the anticipated effect on the Company's financial results (including particularly Funds From Operations) and the ability to sustain and potentially increase its distributions to Company shareholders, and other factors. The Company took into consideration capitalization rates at which it believes other shopping centers have recently sold, but determined the price it was willing to pay primarily on the factors discussed above related to the properties themselves and their fit with the Company's operations. No separate independent appraisals were obtained in connection with the acquisition of the properties by the Company. The Company, after investigation of the properties, is not aware of any material factors, other than those enumerated above, that would cause the financial information reported, where available, to not be necessarily indicative of future operating results.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------

Financial Statements
--------------------

The statement of revenue and certain expenses included in this report relates to Great Northern Shopping Center - Cleveland (North Olmsted), Ohio for the year ended December 31, 1996, which was acquired in 1997. Financial information for the five shopping centers acquired in 1996 and two shopping centers acquired in 1997 are not presented because these properties were either under development or in the lease-up phase and, accordingly, the related operating information for such centers does not exist or would not be meaningful.

Pro Forma Financial Information (unaudited)
-------------------------------------------

Unaudited pro forma financial information is presented as follows:

-        Pro forma condensed consolidated balance sheet as of December 31, 1996.

- Pro forma condensed consolidated statement of operations for the twelve month period ended December 31, 1996.

- Estimated twelve-month pro forma statement of taxable net operating income and operating funds available.

Exhibits
--------

(23) Consent of Independent Accountants

                                                                      SCHEDULE A

                    DEVELOPERS DIVERSIFIED REALTY CORPORATION

                                 Effective        Company
                                  Date of          Owned          Percent          Year
              Shopping Center   Acquisition     Square Feet      Occupied        Completed             Principal Tenants
------------------------------------------------------------------------------------------------------------------------------------

Great Northern
Shopping Center- North                                                                          Regal Cinemas, Marc's, Comp USA and
Cleveland (North Olmstead), OH    01/01/97        468,484          90.8%           1958         Finast (not owned)

Great Northern
Shopping Center- South
Cleveland (North Olmstead), OH    01/01/97        145,080          95.8%           1987         Best Buy, Marshall's and Kronheim's

Plaza Del Norte                                                                                 Ross Dress For Less, DSW Warehouse,
San Antonio, TX (1)               01/23/97        286,388          87.9%           1996         Best Buy, Oshman's and HomePlace

Foothills Towne Center           02/21/97 &                                                     TJMaxx, Circuit City, Oshman's and
Phoenix (Ahwatukee), AZ           03/27/97        490,885          97.5%           1996         Linens 'N Things


(1) Property acquired through a joint venture in which the Company owns a 35% interest.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
INDEX TO FINANCIAL STATEMENTS
DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                                                           PAGE
                                                                           ----
GREAT NORTHERN SHOPPING CENTER
   Report of Independent Accountants ....................................   F-2
   Combined Statement of Revenue and Certain Expenses for the year ended
      December 31, 1996 .................................................   F-3
   Notes to Combined Statement of Revenue and Certain Expenses ..........   F-4

DEVELOPERS DIVERSIFIED REALTY CORPORATION
(PRO FORMA (UNAUDITED)):
    Condensed Consolidated Balance Sheet as of December 31, 1996 ........   F-5
    Condensed Consolidated Statement of Operations for the year ended
      December 31, 1996 .................................................   F-8
    Estimated Twelve Month Pro Forma Statement of Taxable Net Operating
       Income and Operating Funds Available .............................   F-12

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of Developers Diversified Realty Corporation


         We have audited the accompanying Combined Statement of Revenue and Certain Expenses of Great Northern Shopping Center for the year ended December 31, 1996. This historical statement is the responsibility of management. Our responsibility is to express an opinion on this historical statement based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical statement. We believe that our audit provides a reasonable basis for our opinion.

         The accompanying historical statement is prepared on the basis described in Note 2, for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K of Developers Diversified Realty Corporation) and is not intended to be a complete presentation of the revenues and expenses of Great Northern Shopping Center.

         In our opinion, the historical statement referred to above presents fairly, in all material respects, the combined revenue and certain expenses of Great Northern Shopping Center, on the basis described in Note 2, for the year ended December 31, 1996, in conformity with generally accepted accounting principles.




PRICE WATERHOUSE LLP
Cleveland, Ohio
January 15, 1997

DEVELOPERS DIVERSIFIED REALTY CORPORATION
GREAT NORTHERN SHOPPING CENTER
COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES
YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------



Revenue:
     Minimum rents                                                    $4,950,828
     Percentage and overage rents                                        186,088
     Recoveries from tenants                                           1,784,369
     Other income                                                          6,446
                                                                      ----------
                                                                       6,927,731
                                                                      ----------
Certain expenses:
     Operating and maintenance                                           897,025
     Real estate taxes                                                   839,643
                                                                      ----------
                                                                       1,736,668
                                                                      ----------

Revenue in excess of certain expenses                                 $5,191,063
                                                                      ==========


The accompanying notes are an integral part of this combined statement of revenue and certain expenses.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
GREAT NORTHERN SHOPPING CENTER
NOTES TO COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES
--------------------------------------------------------------------------------

1.       OPERATION OF PROPERTY
         ---------------------

         The accompanying combined statement of revenue and certain expenses, relates to the operations of Great Northern Shopping Center - North and Great Northern Shopping Center - South (together, the "Property"), located in North Olmsted, Ohio. Great Northern Shopping Center - North opened in 1958 and Great Northern Shopping Center - South opened in 1987.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         ------------------------------------------

BASIS OF PRESENTATION
---------------------

         The accompanying combined statement of revenue and certain expenses has been prepared on the accrual basis of accounting.

         The accompanying combined financial statement is not representative of the actual operations for the period presented, as certain revenues and expenses, which may not be comparable to the revenues and expenses expected to be earned or incurred by the Company, in the future operations of the Property have been excluded. Revenues excluded consist of interest, gains on sales of land, and other revenues unrelated to the continuing operations of the Property. Expenses excluded consist of depreciation on the building and improvements and amortization of organization costs and other intangible assets, interest expense and other general and administrative and leasing costs not directly related to the future operations of the Property.

INCOME RECOGNITION
------------------

         Rental income is recorded on the straight line basis.

3.       SUBSEQUENT EVENT TO INDEPENDENT ACCOUNTANTS' REPORT:
         ----------------------------------------------------
         (UNAUDITED)

         Developers Diversified Realty Corporation acquired the property on February 21, 1997.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
DECEMBER 31, 1996
--------------------------------------------------------------------------------
(Unaudited)

The following unaudited pro forma condensed consolidated balance sheet is presented as if the following had occurred as of December 31, 1996: (i) the acquisition by the Company of all properties subsequent to December 31, 1996,
(ii) the sale by the Company of 3,350,000 common shares in January 1997 resulting in net proceeds of approximately $116 million and (iii) the sale by the Company of $75 million of 7.125% Pass-through Asset Trust Securities in March 1997. This pro forma condensed consolidated balance sheet should be read in conjunction with the pro forma condensed consolidated statement of operations of the Company presented herein and the historical financial statements and notes thereto of the Company included in the Developers Diversified Realty Corporation Form 10-K for the year ended December 31, 1996.

The unaudited pro forma condensed consolidated balance sheet does not purport to represent what the actual financial position of the Company would have been at December 31, 1996, nor does it purport to represent the future financial position of the Company.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
DECEMBER 31, 1996
                                                          (Dollars in Thousands)
--------------------------------------------------------------------------------
(Unaudited)

                                         Company     Pro Forma         Company
                                        Historical   Adjustments      Pro Forma
                                        ---------------------------------------
Assets:
    Real estate, net                    $ 849,608    $ 125,197 (a)   $   974,805
    Cash and cash equivalents                  12           --                12
    Other assets                           18,710          500 (c)        19,210
    Investment in and advances to
      joint ventures                      106,796        3,457 (a)       110,253
                                        ---------    ---------       -----------
         Total Assets                   $ 975,126    $ 129,154       $ 1,104,280
                                        =========    =========       ===========

Liabilities:
     Indebtedness:
       Senior notes                     $ 215,493    $  76,077 (c)   $   291,570
       Convertible debentures              60,000           --            60,000
       Revolving credit agreements         95,500      (84,774)(d)        10,726

       Mortgages payable                  107,439           --           107,439
                                        ---------    ---------       -----------
             Total indebtedness           478,432       (8,697)          469,735

       Other liabilities                   27,358        5,726 (a)        33,084
                                        ---------    ---------       -----------
       Total Liabilities                  505,790       (2,971)          502,819
                                        ---------    ---------       -----------

     Minority interest                         --       16,293 (a)        16,293
     Shareholders' equity:
      Class A Preferred Shares            105,375           --           105,375
      Class B Preferred Shares             44,375           --            44,375
      Common shares                         2,168          335 (b)         2,503
      Paid-in-capital                     369,417      115,497 (b)       484,914
      Accumulated dividends in excess
        of net income                     (51,384)          --           (51,384)
                                        ---------    ---------       -----------
                                          469,951      115,832           585,783

      Less:  Unearned compensation -
        restricted stock                     (615)          --              (615)
                                        ---------    ---------       -----------
                                          469,336      115,832           585,168
                                        ---------    ---------       -----------
         Total Liabilities and
            Shareholders' Equity        $ 975,126    $ 129,154       $ 1,104,280
                                        =========    =========       ===========

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
DECEMBER 31, 1996
--------------------------------------------------------------------------------
(Unaudited)

(a) Represents the investment in four shopping centers purchased during the period January 1, 1997 to June 16, 1997, which were funded through cash, minority equity interest, other liabilities assumed and borrowings from revolving credit facilities.

(b) Represents the sale by the Company of 3,350,000 common shares and the use of proceeds thereof. The net proceeds to the Company, after underwriting discounts and offering costs, were approximately $115.8 million and were primarily used to repay borrowings under the revolving credit facilities.

(c) Represents the sale by the Company of $75 million of 7.125% Pass-through Asset Trust Securities and the use of proceeds thereof. The net proceeds to the Company, after call premiums, underwriting discounts and offering costs were approximately $75.6 million and were used to repay borrowings under the revolving credit facilities.

(d) The net reduction in the revolving credit facility debt is summarized as follows (in thousands):

                        Acquisition of four shopping centers            $ 106,635
                        Sale of common shares                            (115,832)
                        Sale of Pass - through Asset Trust Securities     (75,577)
                                                                        ---------
                                                                        $ (84,774)
                                                                        =========

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------
(Unaudited)

The unaudited pro forma condensed statement of operations for the year ended December 31, 1996 is presented as if each of the following transactions had occurred on January 1, 1996: (i) the acquisition by the Company of the two properties which had operating history during 1996 purchased from January 1, 1997 through June 16, 1997, (ii) the sale by the Company of 175,000 Depositary Shares representing 9.44% Class B Cumulative Redeemable Preferred Stock in January 1996, (iii) the sale by the Company of 2,611,500 common shares in March 1996, (iv) the sale by the Company of $111.7 million of Medium Term Notes during 1996 (v) the sale by the Company of 3,350,000 common shares in January 1997, to the extent the proceeds thereof were used to repay indebtedness assumed to be outstanding during 1996, and (vi) the sale by the Company of $75 million of 7.125% Pass-through Asset Trust Securities in March 1997.

Such pro forma information is based upon the historical consolidated results of operations of the Company for the year ended December 31, 1996, giving effect to the transactions described above. The pro forma condensed consolidated statement of operations should be read in conjunction with the pro forma condensed consolidated balance sheet of the Company presented herein and the historical financial statements and notes thereto of the Company included in the Developers Diversified Realty Corporation Form 10-K for the year ended December 31, 1996.

The unaudited pro forma condensed consolidated statement of operations is not necessarily indicative of what the actual results of operations of the Company would have been assuming the transactions had been completed as set forth above, nor does it purport to represent the Company's results of operations for future periods.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996
                                           (IN THOUSANDS, EXCEPT PER SHARE DATA)
--------------------------------------------------------------------------------
(Unaudited)

                                                                                  Pro Forma Adjustments
                                                                                  ---------------------

                                                                                              Acquisitions,
                                                                                                 Common
                                                                            Adjustments         Share and         Company
                                                               Company      Previously         Debt Share        Pro Forma
                                                              Historical   Reported (a)         Offerings        (Unaudited)
                                                              ----------   ------------         ---------        -----------

Revenues from rental properties                               $ 122,275       $  --  (b)      $ 6,928 (f)        $ 129,203
Management fees and other income                                  8,630          --                                  8,630
                                                              ---------       -----           -------            ---------
                                                                130,905          --             6,928              137,833
                                                              ---------       -----           -------            ---------
Operating and maintenance                                        12,098          --               898 (f)           12,996
Real estate taxes                                                14,589          --               839 (f)           15,428
Depreciation and amortization                                    25,062          --             1,550 (f)           26,612
General and administrative expenses                               8,436          --                                  8,436
Interest expense                                                 29,888        (884) (c),(d)    2,580 (e),(f)       27,627
                                                                                               (3,957)(g),(h)
                                                              ---------       -----           -------            ---------
                                                                 90,073        (884)            1,910               91,099
                                                              ---------       -----           -------            ---------
Income (loss) before equity in net
   income of joint ventures and minority
   equity interest                                               40,832         884             5,018               46,734

Equity in net income of
   joint ventures                                                 8,710          --                --                8,710

Minority equity interest                                             --          --            (1,059)(f)           (1,059)
                                                              ---------       -----           -------            ---------

Net income                                                    $  49,542       $ 884           $ 3,959            $  54,385
                                                              =========       =====           =======            =========

Per share data:
   Income available to common shareholders:
    Primary                                                   $    1.67                                          $    1.71 (i)
                                                              =========                                          =========
   Fully diluted                                              $    1.66                                          $    1.71 (i)
                                                              =========                                          =========

Weighted average number of common shares (in thousands):
   Primary                                                       21,142                                             23,441
                                                              =========                                          =========

   Fully diluted                                                 21,262                                             23,561
                                                              =========                                          =========

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996
                                           (IN THOUSANDS, EXCEPT PER SHARE DATA)
--------------------------------------------------------------------------------
(Unaudited)

(a) Pro forma adjustments as previously reported represent adjustments for those transactions enumerated in the Company's December 31, 1996 Form 10-K. Such adjustments are summarized in (b), (c), (d) and (e) below.

(b) No revenues or expenses have been included in the pro forma statement of operations for the Properties acquired in 1996 because these properties were either under development or in the lease-up phase and, accordingly, the related operating information for such centers either does not exist or would not be meaningful. The results of operations from the date of acquisition are included in the Company's historical results.

(c) Changes in interest expense relating to the use of proceeds from the issuance of 175,000 Depositary Shares representing 9.44% Class B Cumulative Redeemable Preferred stock in January 1996 to repay the revolving credit facility borrowings is not reflected herein as the effect is considered insignificant.

(d) Reflects the reduction of interest costs relating to variable rate indebtedness effectively repaid with the proceeds from the sale of 2,611,500 common shares completed in March 1996.

(e) Changes in interest expense relating to the issuance of Medium Term Notes completed in 1996 and the simultaneous repayment of the revolving credit facility borrowings is not reflected herein as the effect is considered insignificant.

(f) Reflects revenues and expenses for the year ended December 31, 1996, of the properties acquired during 1997, as follows:

                                  Effective                   Real
                                   Date of                   Estate     Operating &                                Minority
        Shopping Center          Acquisition    Revenues      Taxes     Maintenance     Depreciation   Interest    Interest
        ---------------          -----------    --------      -----     -----------     ------------   --------    --------
  Great Northern Shopping
  Center - North, Cleveland,
  (North Olmsted), OH                01/01/97   $5,125     $    631      $   676         $ 1,206       $  1,903   $      876
  Great Northern Shopping
  Center - South, Cleveland,
  (North Olmsted) OH                 01/01/97    1,803          208          222             344            677          183
  Plaza Del Norte, San
  Antonio, TX (1), (2)               01/23/97        -            -            -               -              -            -
  Foothills Towne Center
  Awatukee, AZ (1)                   02/21/97        -            -            -               -              -            -
                                                ------     --------      -------         -------       --------   ----------
                                                $6,928     $    839      $   898         $ 1,550       $  2,580   $    1,059
                                                ======     ========      =======         =======       ========   ==========

(1) No revenues or expenses have been included in the pro forma statement of operations since the center was either under development or in the lease-up phase during 1996.

(2) Property acquired through a joint venture in which the Company owns a 35% interest.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996
                                           (IN THOUSANDS, EXCEPT PER SHARE DATA)
--------------------------------------------------------------------------------

(g) Reflects the reduction of interest costs relating to variable rate indebtedness effectively repaid with the proceeds from the sale of 3,350,000 common shares completed in January 1997. See Note (i) with regards to shares included in earnings per share calculation.

(h) Interest expense relating to the issuance of $75 million of 7.125% Pass-through Asset Trust Securities completed in March of 1997 is not reflected herein as the proceeds thereof were considered to be used to acquire shopping centers with no previous operating history. Accordingly, the Company would not have issued these securities until the time of acquisition.

(i) Pro forma income per common share is based upon the weighted average number of common shares assumed to be outstanding during 1996 and included 1,833,000 shares of the 3,350,000 common share offering completed in January 1997. The remaining 1,517,000 shares are not reflected in the calculation as the proceeds were not considered to be received until the date the 1996 shopping centers were acquired since no previous operating history existed with regard to such properties. Accordingly, the Company would not have issued these securities until the time of acquisition.

         In accordance with the Accounting Principles Board Opinion No. 15, primary earnings per share before extraordinary item is calculated as follows:

         Undistributed loss:
           Income available to common shareholders ..................   $ 40,185
           Total dividends declared -  $2.40 per common share .......     56,258
                                                                        --------
           Undistributed loss .......................................   $(16,073)
                                                                        ========

         Per share data
             Dividends declared .....................................   $   2.40
             Undistributed loss .....................................      (0.69)
                                                                        --------
             Primary earnings per common share ......................   $   1.71
                                                                        ========

         Weighted average number of Common Shares:
             Primary earnings per common share ......................     23,441
                                                                        ========
             Fully diluted ..........................................     23,561
                                                                        ========

DEVELOPERS DIVERSIFIED REALTY CORPORATION
ESTIMATED TWELVE MONTH PRO FORMA STATEMENT OF
TAXABLE NET OPERATING INCOME AND OPERATING FUNDS AVAILABLE
--------------------------------------------------------------------------------
(Unaudited)

The following unaudited statement is a pro forma estimate of taxable income and funds available from operations of the Company for the year ended December 31, 1996. The pro forma statement is based on the Company's historical operating results for the twelve-month period ended December 31, 1996 adjusted for the effects of the Company's (i) historical operations of the properties acquired during 1996 and for the period January 1, 1997 through the date of this report,
(vi) 175,000 depositary shares representing 9.44% Class B Cumulative Redeemable Preferred Stock completed in January 1996, (vii) 2,611,500 common share offering completed in March 1996, (viii) Medium Term Notes offerings completed in 1996
(v) 3,500,000 common share offering completed in January 1997, (vi) Pass-through Asset Trust Securities issued in March 1997 and certain other items related to operations which can be factually supported. This statement does not purport to forecast actual operating results for any period in the future.

This statement should be read in conjunction with (i) the 1996 historical financial statements included on the Company's Form 10-K for the year ended December 31, 1996 and (ii) the pro forma condensed financial statements of the Company included elsewhere herein.

ESTIMATE OF TAXABLE NET OPERATING INCOME (IN THOUSANDS):
DDRC historical net income, exclusive of property depreciation and amortization (Note 1) ...........................       $ 74,604
Properties acquired during 1997 - historical earnings from operations, as adjusted, exclusive
  of depreciation and amortization .................................................................................          1,552
Pro forma adjustments reflecting the decrease in interest expense arising from the utilization of
  the proceeds from the 175,000 Class B Depositary Shares ..........................................................             --
Pro forma adjustments reflecting the decrease in interest expense arising from the utilization of the
  proceeds from the 2,611,500 common share offering ................................................................            884
Pro forma adjustments reflecting the decrease in interest expense arising from the utilization of
  the proceeds from the issuance of Medium Term Notes to repay variable rate indebtedness ..........................             --
Pro forma adjustments reflecting the decrease in interest expense arising from the utilization of
  the proceeds from the 3,350,000 common share offering ............................................................          3,957
Pro forma adjustments arising from the utilization of the proceeds from the issuance
  of Pass-through Asset Trust Securities ...........................................................................             --
Estimated tax depreciation and amortization (Note 3):
Estimated 1996 tax depreciation and amortization ...................................................................        (19,295)
Pro forma tax depreciation for Properties acquired during 1996 .....................................................             --
Pro forma tax depreciation for Properties acquired during 1997 .....................................................         (1,221)
                                                                                                                           --------
Pro forma taxable income before dividends deduction ................................................................         60,481
    Estimated dividends deduction (Note 4) .........................................................................        (70,458)
                                                                                                                           --------
                                                                                                                           $ (9,977)
                                                                                                                           ========
Pro forma taxable net operating income .............................................................................       $     --
                                                                                                                           ========
ESTIMATE OF OPERATING FUNDS AVAILABLE (IN THOUSANDS):
Pro forma taxable operating income before dividends deduction ......................................................       $ 60,481
    Add pro forma depreciation .....................................................................................         20,516
    Add non-cash loss on investment in joint venture ...............................................................            868
                                                                                                                           --------
Estimated pro forma operating funds available (Note 5) .............................................................       $ 81,865
                                                                                                                           ========

DEVELOPERS DIVERSIFIED REALTY CORPORATION
ESTIMATED TWELVE MONTH PRO FORMA STATEMENT OF
TAXABLE NET OPERATING INCOME AND OPERATING FUNDS AVAILABLE
--------------------------------------------------------------------------------
(Unaudited)

Note 1 - The historical earnings from operations represents the Company's earnings from operations for the twelve months ended December 31, 1996 as reflected in the Company's historical financial statements.

Note 2 - The historical earnings from operations for the properties acquired during 1997 represent the revenues and certain expenses as referred to in the pro forma condensed consolidated statement of operations for the year ended December 31, 1996 included elsewhere herein.

Note 3 - Tax depreciation for the Company is based upon the Company's tax basis in the properties which exceeds the historical cost basis, as reflected in the Company's financial statements in accordance with generally accepted accounting principles, by approximately $20 million before accumulated depreciation. The costs are generally depreciated on a straight-line method over a 40-year life for tax purposes.

Note 4 - Estimated dividends deduction is calculated as follows:

                  Common share dividend (23,441,000 x $2.40)           $ 56,258
                  Class A Preferred Shares                               10,011
                  Class B Preferred Shares                                4,189
                                                                       --------
                                                                       $ 70,458
                                                                       ========

Note 5 - Operating funds available does not represent cash generated from operating activities in accordance with generally accepted accounting principles and is not necessarily indicative of cash available to fund cash needs.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     DEVELOPERS DIVERSIFIED REALTY
                                     CORPORATION


Date          June 17, 1997          /s/ William H. Schafer
     -----------------------         ---------------------------------------
                                     William H. Schafer
                                     Vice President and Chief Financial Officer